UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2003

YOUTHSTREAM MEDIA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27556	13-4082185
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

244 Madison Avenue, PMB #358
New York, New York 10016

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 622-7300

Not applicable

(Former name or former address, if changed since last report.)

ITEM 5.                             OTHER EVENTS

                                                Effective June 9, 2003, YouthStream Media Networks, Inc., a Delaware corporation (the “Company”), and its wholly-owned subsidiaries, Network Event Theater, Inc., a Delaware corporation (“Network”), and Beyond the Wall, Inc., a Delaware corporation (“BTW”), entered into an agreement (the “Agreement”) with the Ravich Revocable Trust of 1989 (Jess M. Ravich, Trustee) (the “Ravich Trust”) and the United States Small Business Administration as Receiver for Interequity Capital Partners, LP (“Interequity”).

                                                In conjunction with the restructuring of the Company’s promissory notes with an aggregate principal amount of $18,000,000 in January 2003, BTW had previously issued its promissory notes dated January 24, 2003 in the principal amounts of $3,000,000 and $1,000,000 to the Ravich Trust and to Interequity, respectively (the “Notes”).  The Agreement amended the original provisions of the Notes to provide for the following:

1.              BTW was replaced by the Company as the issuer of the Notes, and was released from any liability with respect to the Notes.

2.              The Ravich Trust and Interequity agreed to convert the Notes from secured to unsecured, and to release their security interest in all of the outstanding common stock of BTW.

3.              The Ravich Trust and Interequity agreed to delete all provisions in the Notes requiring the issuer of the Notes to make mandatory prepayments based on the occurrence of certain events.

4.              The Ravich Trust and Interequity agreed to delete provisions in the Notes prohibiting the issuer from:  (i) incurring any indebtedness for borrowed money; (ii) selling, or entering into any agreement to sell, all or substantially all of the assets or all or substantially all of the capital stock of the issuer; or (iii) entering into any transaction with an affiliate, other than transactions with the Company, Network and/or their successors, that have fair and reasonable terms which are no less favorable to the issuer than would be obtained in a comparable arm’s-length transaction with a person or entity that is not an affiliate.

ITEM 7.                             FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                                    c.                           Exhibits:

A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.

SIGNATURES

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUTHSTREAM MEDIA NETWORKS, INC.
(Registrant)

Date: June 13, 2003	By:	/s/ ROBERT N. WEINGARTEN
Robert N. Weingarten
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1

Agreement dated June 9, 2003 by and among YouthStream Media Networks, Inc., Network Event Theater, Inc., Beyond the Wall, Inc., the Ravich Revocable Trust of 1989 and the United States Small Business Administration as Receiver for Interequity Capital Partners, LP.

99.2	Amendment No. 1 to Promissory Note dated January 24, 2003 issued to the Ravich Revocable Trust of 1989.

99.3	Amendment No. 1 to Promissory Note dated January 24, 2003 issued to Interequity Capital Partners, LP.